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                                                                   Exhibit 10.58

          THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO THE SECURITIES LAWS
        OF ANY STATE. ACCORDINGLY, THIS PROMISSORY NOTE MAY NOT BE SOLD,
       UNLESS EITHER REGISTERED UNDER SUCH ACT AND SUCH APPLICABLE STATE
        LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                                 PROMISSORY NOTE

          Relating to One (1) Embraer EMB-145 model EMB-135 KL Aircraft
                          U.S. Registration No. N375SK
                       Manufacturer's Serial Number 145569

$14,297,288.76                                                 February __, 2002

      Chautauqua Airlines, Inc., a New York, U.S.A. corporation ("BORROWER"), for value received, hereby promises to pay to Embraer - Empresa Brasileira de Aeronautica S.A., a Brazilian corporation, or its registered assigns ("LENDER"), at Caixa Postal 343, CEP 12227-901, Sao Jose dos Campos, Sao Paulo, Brazil (or at such other location as Lender may from time to time designate in writing to Borrower), the principal sum of fourteen million two hundred ninety-seven thousand two hundred eighty-eight dollars and seventy-six cents (US $14,297,288.76) (the " LOAN"), or such other amount as shall equal the aggregate unpaid principal amount of the Loan made by Lender to Borrower under that certain Loan Agreement dated as of February __, 2002 (as at any time hereafter amended, the "LOAN AGREEMENT"), by and among Borrower and Lender, in lawful money of the United States of America and Immediately Available Funds.

      The Borrower shall make scheduled principal payments on the Loan in monthly installments in the amounts and on the dates identified on Schedule 1 hereto (each such date, a "Payment Date"). On each Payment Date, the Borrower shall pay interest accrued in respect of the unpaid principal amount of the Loan from the date the proceeds made thereof are made available to the Borrower until such date, at the Debt Rate. The expected amounts of such interest for each Payment Date are stated on Schedule 1 hereto. The Borrower shall pay the unpaid principal amount of and accrued interest on the Loan on August __, 2002 (the "Maturity Date").

      Any payment of interest, principal or any other payment not paid to Lender when due and payable hereunder shall, from the date when due and payable until the date when fully paid, bear interest at the Default Rate.

      All payments of principal, interest and other amounts to be made by Borrower to Lender hereunder shall be made to the account specified and in the manner provided in the Loan Agreement. Lender shall apply the payment of principal and other amounts due on this Promissory Note as follows: FIRST, to the payment of any amount (other than principal and interest) due to Lender hereunder or under the Borrower Loan Documents with respect to the Loan; SECOND, to the payment of accrued and unpaid interest due on this Promissory Note; and THIRD, to the payment of principal under this Promissory Note.

      This Promissory Note and the Loan may be prepaid in full at any time or from time to time without penalty, premium or prepayment fee, provided that such prepayment is of all principal outstanding on the Loan, and all other liabilities of the Borrower with respect to the


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Loan then due under the Borrower Loan Documents. Borrower may be obligated to prepay this Promissory Note as specified in the Loan Agreement and subject to the requirements thereof.

      Borrower agrees to record separately the name and address and any other necessary identifying information of Lender in a register maintained as part of a book-entry system. Borrower and Lender shall treat the party whose name is recorded in such register as Lender hereunder with all entitlements under this Promissory Note. Notwithstanding anything to the contrary set forth in this Promissory Note or the other Borrower Loan Documents, no assignment by Lender of any rights or obligations under or in respect of the Loan or the Note shall be effective unless and until Borrower shall have recorded such assignment in the register maintained pursuant to the preceding paragraph; PROVIDED that if any such transfer occurs while an Event of Default has occurred and is continuing, Lender may act as Borrower's agent for effecting registration of such transfer. Borrower shall record the name of the transferor, the name of the transferee and the amount of the transfer in the register in the case of a transfer that complies with the requirements of the Loan Agreement.

      This Promissory Note is the Note referred to in the Loan Agreement and is entitled to the security and benefits provided in the Security Agreement.

      Upon the occurrence of an Event of Default and for so long as such Event of Default shall continue, the principal hereof and accrued interest hereon may be declared to be or may automatically become forthwith due and payable, and Lender shall be entitled to recover, in addition to all other sums due hereunder, all of the reasonable costs and expenses, including, without limitation, court costs and attorney fees, incurred by Lender in enforcing its rights hereunder.

      Borrower waives diligence, demand, presentment, notice of nonpayment and protest, all in the sole discretion of Lender and without notice and without affecting in any manner the liability of Borrower.

      Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement and/or the Security Agreement.

      THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        [REMAINDER OF PAGE INTENTIONALLY BLANK -- SIGNATURE PAGE FOLLOWS]


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      IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be executed by one of its authorized officers as of the date hereof.


                                               CHAUTAUQUA AIRLINES, INC.

                                               By:
                                               Name:
                                               Title:

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NOTE TO EXHIBIT 10.58

The three additional Promissory Notes are substantially identical in all material respects to the filed Promissory Note except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
              N372SK                           December, 2001                          Embraer
------------------------------------- ----------------------------------- -----------------------------------
              N373SK                           December, 2001                          Embraer
------------------------------------- ----------------------------------- -----------------------------------
              N374SK                           December, 2001                          Embraer
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